LEASE AGREEMENT
                                 ---------------



STATE OF TEXAS    ss.
                  ss.
COUNTY OF NUECES  ss.


         This LEASE AGREEMENT is made and entered in duplicate this 27th day of March, 2000, by and between PORT OF CORPUS CHRISTI AUTHORITY OF NUECES COUNTY, TEXAS, acting by and through its Port Commissioners (hereinafter called "Authority"), and Corpus Christi Day Cruise, L.L.C., a Nevada corporation authorized to do business in the state of Texas whose principal address is 3753 Howard Hughes Parkway, Ste. 200, Las Vegas, Nevada 89109 (hereinafter called "Lessee").


                                    ARTICLE I
                                LEASE OF PREMISES

Section 1.01      Description of Premises and Term
                  --------------------------------

         Authority, in consideration of the rents to be paid and the terms, covenants and conditions hereinafter set forth, hereby leases to Lessee real property situated in Nueces County, Texas, which is described as follows:

         A tract of 6.0 acres of land, more or less, an easement for an access road, and Harbor Island Dock 2, which tract, easement and dock are particularly depicted and/or described by plat shown on Exhibit A attached hereto, which exhibit is incorporated herein by reference, and all improvements constructed or to be constructed thereon under the terms of this agreement (hereinafter called "Leased Premises")

         TO HAVE AND TO HOLD the Leased Premises for a primary term of five (5) years, beginning on the date of execution of this lease agreement and (subject to earlier termination as herein provided) ending at Midnight, Central Time, five (5) years thereafter.

Section 1.02      Holding Over
                  ------------

         In the event of any holding over by Lessee beyond the term of this lease set forth in Section 1.01 and any renewal hereof without the written consent of Authority, Lessee shall be deemed to be occupying the Leased Premises as a tenant at sufferance, subject to all the terms of this Lease insofar as the same are applicable to a tenant at sufferance.

                                   ARTICLE II
                          INSPECTION OF LEASED PREMISES
                          -----------------------------

         PRIOR TO OCCUPANCY UNDER THIS LEASE, LESSEE WILL INSPECT THE LEASED PREMISES AND ACCEPT THE CONDITION OF THE LEASED PREMISES "AS IS". LESSEE HAS AGREED AND DOES AGREE THAT THE LEASED PREMISES IS REASONABLY SUITED AND FIT FOR ALL OF THE INTENDED USES OF THE LEASED PREMISES AFTER LESSEE'S IMPROVEMENTS TO THE LEASED PREMISES.


                                   ARTICLE III
                                      RENT
                                      ----

Section 3.01      Basic Annual Land Rental
                  ------------------------

         Subject to adjustments provided for herein, Lessee agrees to pay to Authority at its offices in Corpus Christi, Texas, an annual rental for the Leased Premises payable in equal monthly installments in advance on or before the first day of each and every month during the term of this lease, to be calculated so as to bring to Authority an annual rental equal to eight per cent (8%) of the value of the Leased Premises. "Value" is that value per acre (or in some instances, per square foot) placed on the Leased Premises by Authority. For the purpose of fixing annual rental for the first five (5) years of this lease, the value of the Leased Premises is placed at Eighty Thousand and NO/100 Dollars ($80,000.00) per acre and the annual rental based thereon is the sum of Thirty-Eight Thousand Four Hundred and N0/100 Dollars ($38,400.00), payable in monthly installments of Three Thousand Two Hundred and N0/100 Dollars ($3,200.00).

         The first monthly installment payment of rental hereunder shall be due and payable on the 15th day of July, 2000. Each monthly installment of rental shall be due and payable on the 15th day of each succeeding month thereafter, at the offices of Authority in Corpus Christi, Nueces County, Texas.

         Rent shall be paid to Authority at its address for notice hereunder or to such other person or at such other address in Nueces County, Texas, as Authority may from time to time designate in writing. Rent shall be paid in legal tender of the United States of America (or in legal tender of any other nationality acceptable to Authority) without notice, demand, abatement, deduction or offset.

         To secure the payment of Basic Annual Land Rental and Additional Rent Lessee will within thirty (30) days after the effective date of this Lease, cause a letter of credit to be issued by a bank or other financial institution acceptable to Authority for a period of one (1) year from July 15, 2000, for the sum of $500,000.00 and providing in terms acceptable to Authority that if Lessee does not pay the Basic Annual Land Rent and Additional Rent in accordance with the lease, the entity issuing the letter of credit will pay the sum due Authority upon the written certification by Authority's Director of Finance of the amount of such sum and that it is unpaid.

Section 3.02      Additional Rent
                  ---------------

         In addition to the Basic Annual Land Rental to be paid, Lessee will pay the following additional rentals (Additional Rent):

         (1) An annual dockage fee of Zero and NO/100 Dollars ($0.00) per year during the term of this lease in consideration for Lessee's improvement, maintenance and repair of all improvements, including the dock, located on the Leased Premises, and dredging and maintenance dredging of the slip for the dock located on the Leased Premises; and

         (2) A wharfage fee of One and NO/100 Dollars ($1.00) per passenger per trip of Vessel(s) from the Leased Premises during the first two years of the term of this lease, and a wharfage fee of One and 50/100 Dollars ($1.50) during the last three years of the term of this Lease.

         (3) On all trips of twenty-four hours or more duration from the Authority's Inner Harbor, the Authority's published tariff rate shall be charged.

         The above Additional Rent shall be paid in monthly installments on the same dates as the annual rent referred to hereinabove.

Section 3.03      Interest on Lessee Obligations
                  ------------------------------

          In the event any monthly rental, or any other sum due Authority hereunder, is not received within five (5) days after its due date for any reason whatsoever, the total amount due may bear interest at Authority's sole option at the highest lawful agreed contractual rate per annum in the State of Texas, or if there is no maximum rate, at the rate of one and one-half per cent (1-1/2%) per month, from the due date of such rent until Lessee's payment of same. Interest shall be payable as additional rent hereunder and shall be payable immediately on demand. In no event shall the interest provided for in this section exceed the maximum rate of interest allowable under applicable law.

Section 3.04      Utilities
                  ---------

          In addition to the annual rent described hereinabove, Lessee agrees to pay when due all charges for water, gas, electricity, and other utilities used by it on the Leased Premises.

Section 3.05      Abatement of Rental
                  -------------------

         Authority hereby agrees to abate the Basic Annual Land Rental until such time as Lessee's initial cost of the construction of (a) the parking lot on the Leased Premises and (b) the roadway access to the Leased Premises is equal to the amount of Basic Annual Land Rental abated, or this lease is either terminated, or the Leased Premises is relocated pursuant to Section 5.12 of this lease. Lessee will provide Authority documentation acceptable to Authority verifying the cost of construction of the said parking lot and access road within thirty (30) days of the commencement date of this agreement

Section 3.06      Improvements and Dredging
                  -------------------------

         Lessee will perform by July 15, 2000, and pay all costs for, the construction of the Improvements described in Exhibit B attached hereto and incorporated herein by reference, (the "Improvements") and the initial dredging of the slip for the dock located on the Leased Premises (and all subsequent maintenance dredging) required to accommodate Lessee's vessels. Lessee acknowledges it is aware of the high shoaling rate that occurs in the slip at the dock located on the Leased Premises. To secure its performance and payment for the cost of construction the Improvements and dredging Lessee will provide before it commences any of its construction, a performance bond and a payment bond, for the benefit of Authority each bond in the form usually required by Authority and in an amount and written by a surety acceptable to Authority, or provide some other form of such surety contracts acceptable to Authority.


                                   ARTICLE IV
                             USE OF LEASED PREMISES
                             ----------------------

Section 4.01      Use
                  ---

         The Leased Premises shall be used for the following purposes, and no other, unless written permission for other use is obtained from Authority:

         For passenger cruise service for voyages into the Gulf of Mexico by vessels substantially crewed by United States citizens which carry gaming equipment aboard them of not more than twenty-four (24) hours duration.

         Lessee will not (A) use, occupy or permit the use or occupancy of the Leased Premises for any purpose or in any manner which is nor may be, directly or indirectly, (i) inconsistent with the requirements of Section 4.01 hereof,
(ii) violative of (a) judicial decisions, orders, injunctions, writs, statutes, rulings, rules, regulations, promulgations, directives, permits, certificates or ordinances of any governmental authority in any way applicable to Lessee or the Leased Premises, including zoning, environmental and utility conservation matters, (b) Authority's Tariffs or Rules and Regulations, (c) insurance requirements, and (d) other documents, instruments or agreements (written or oral) relating to the Leased Premises or to which the Leased Premises may be bound or encumbered, (iii) dangerous to life or property or a public or private nuisance, or (iv) disruptive to the activities any other tenant or occupant of property adjacent to the Leased Premises; (B) commit or permit to remain any waste to the Leased Premises, or (C) commit, or permit to be committed, any action or circumstance in or about the Leased Premises which, directly or indirectly, would or might justify any insurance carrier in canceling the insurance policies maintained by Lessee or Authority on the Leased Premises and improvements thereon.

Section 4.02      Environmental Representations and Restrictions
                  ----------------------------------------------

         Lessee hereby represents and warrants to Authority:

         (a) that Lessee's construction, occupancy, operation and/or use of the Leased Premises shall not violate any applicable law, statute, ordinance, rule, regulation, order or determination of any governmental authority or any board of fire underwriters (or other body exercising similar functions), or any restrictive covenant or deed restriction (recorded or otherwise) affecting the Leased Premises, including, but not limited to, all applicable zoning ordinances and building codes, flood disaster laws and health and environmental laws and regulations (hereinafter sometimes collectively called "Applicable Laws");

         (b) that, without limitation of (a) above, in its use of the Leased Premises, Lessee shall not violate any Applicable Laws pertaining to health or the environment (hereinafter sometimes collectively called "Applicable Environmental Laws"), including, but not limited to the Comprehensive Environmental Response, Compensation, and Liability Act of 1980 ("CERCLA"), 42 U.S.C. Section 9601 et seq; the Resource Conservation and Recovery Act of 1976 ("RCRA"), 42 U.S.C. Section 6901 et seq; the Hazardous Materials Transportation Act, 49 U.S.C. Section 1801 et seq; the Resources Conservation and Recovery Act, 42 U.S.C. Section 6901, et seq; Authority's Tariffs, Rules and Regulations; the Texas Water Code, and the Texas Solid Waste Disposal Act, article 4477-7, V.A.T.S.;

         (c) that Lessee has not obtained and is not required to obtain any permits, licenses, or similar authorizations to construct, occupy, operate, or use any buildings, improvements, fixtures, and equipment forming a part of the Leased Premises by reason of any Applicable Environmental Law, except as follows:

         ______________________________________________________________
         ______________________________________________________________
         ______________________________________________________________
         ______________________________________________________________


         (d) that the use which Lessee intends to make of the Leased Premises will not result in the disposal or other release of any hazardous substance or solid waste on or to the Leased Premises; the terms "hazardous substance" and "release" shall have the meanings specified in CERCLA, and the terms "solid waste" and "disposal" (or "disposed") shall have the meanings specified in the RCRA; provided, in the event either CERCLA or RCRA is amended so as to broaden the meaning of any term defined thereby, such broader meaning shall apply subsequent to the effective date of such amendment and provided further, to the extent that the laws of the State of Texas establish a meaning for "hazardous substance," "release," "solid waste," or "disposal" which is broader than that specified in either CERCLA or RCRA, such broader meaning shall apply, and in either of said instances Lessee shall immediately cease activities prohibited or regulated by applicable laws or applicable environmental laws upon the Leased Premises and notify Authority in writing of same within five (5) days.

         All of the foregoing representations and warranties made by Lessee shall be continuing and shall be true and correct for the entire term of this lease, including any extensions hereof, and all of such representations and warranties shall survive expiration or termination of this lease.

         This section shall not be construed to prohibit the off loading at the premises of refuse created on Lessee's ship, so long as no contamination of the premises occurs and so long as Lessee complies with the other requirements of this Section 4.02.

Section 4.03      Environmental Audit
                  -------------------

         In the event that Lessee desires to make an investigation into the present condition of the surface and subsurface of the Leased Premises, Lessor agrees to enter into an Environmental Audit Agreement with Lessee, allowing an investigation to be made by Lessee prior to the commencement of construction of the Improvements. If such Audit is not done nor objection raised by Lessee prior to the commencement of construction, Lessee will have been conclusively presumed to have waived its right to object to environmental issues that the audit should have revealed.

         Lessor represents that it has no knowledge of any pollution or contamination of the Leased Premises that violate standards of the State of Texas or the United States of America for the intended use of the Leased Premises by Lessee.

Section 4.04      Permitted Use; Continuous Operation
                  -----------------------------------

         Lessee shall (i) continuously maintain the Leased Premises open for business and available for the purposes permitted hereunder at least during business hours on all days including Saturdays, Sundays and legal holidays, and
(ii) use the property and conduct its day cruise operation at the Leased Premises, and will make a minimum of one (1) trip per 24-hour day with the day cruise vessel operating from the dock at the Leased Premises for 300 days during each year of the term of this Lease. Any prevention, delay, or nonperformance of the requirement of daily cruise vessel trips contained in this Section 4.04 (ii) is excused for each day the same does not occur due to acts of God, acts of public enemies of the State of Texas or United States of America, riots, insurrections, civil commotion, inability to obtain labor or materials or reasonable substitutes for either, governmental restrictions or regulations or controls, manufacturer's defects in the vessel, drydocking, availability of bunkers, class inspections or safety factors reasonably preventing safe operation of gaming vessel(s) from the Leased Premises, including but not limited to weather conditions, provided the Master of the vessel in question makes a written notation in the vessel log, or otherwise, for each scheduled day cruise trip not taken due to such circumstance which states the nature of the safety factors preventing safe operation of the vessel and his opinion that under the circumstances the vessel cannot be operated safely under such circumstances.

         The covenants of this Section 4.05 are material to this Lease, and should Lessee fail to satisfy such covenants, Authority shall have all of the rights set forth in Article IX herein.

Section 4.05      Mooring of Vessels
                  ------------------

         Only boats, barges, or other equipment (not to exceed 425 feet in length) being loaded or unloaded by Lessee may, be moored along the water frontage of the Leased Premises. Mooring boats and barges of others, including pleasure craft and houseboats, is specifically prohibited unless special arrangements are made with Authority regarding additional payments or rental for berthing.

         Lessee agrees to remove, or cause to be removed, within twenty-four
(24) hours any vessel owned or controlled by Lessee berthed at, the Leased Premises which in the opinion of the Authority is a hazard to navigation. As used herein, hazard to navigation shall mean any vessel that in the opinion of the Authority is likely to sink or block the ship channel.


                                    ARTICLE V
                           IMPROVEMENTS OR ALTERATIONS
                           ---------------------------

Section 5.01      Permanent Improvements
                  ----------------------

         All existing improvements and Improvements made, placed, or constructed on the Leased Premises shall be maintained at the sole cost and expense of Lessee. Lessee shall construct and install its Improvements in a good and workmanlike manner. No improvements by Lessee are permitted outside the Leased Premises unless Authority consents to same in writing. Any improvements permitted by Authority to be located outside the Leased Premises shall be subject to immediate removal by Lessee at its sole cost upon written notification by Authority that the land is needed for other purposes.

Section 5.02      Appearance of Premises
                  ----------------------

         Lessee shall, at its expense, keep the Leased Premises clean and free from all rubbish, trash and weeds. Lessee shall comply with all rules and regulations, as amended, of Authority applicable to the Leased Premises.

Section 5.03      Alterations and Improvements
                  ----------------------------

         All plans for proposed additional buildings, drainage and improvements of any kind, or any alterations or additions thereto to be constructed by Lessee, shall be submitted to and approved in writing by the Director of Engineering Services of Authority prior to the commencement of work. No approval of designs, site plans, plans, specifications or other matters shall ever be construed as representing or implying that such designs, site plans, plans, specifications or other matters will, if followed, result in a properly designed building or other improvements constructed in addition to or as substitute or replacement for a building or other improvements. Such approvals shall in no event be construed as-representing or guaranteeing that any improvements will be built in a workmanlike manner, nor shall such approvals relieve Lessee of its obligation to construct the building in a workmanlike manner. Lessee will defend, indemnify, hold Authority and indemnify Authority from and against any suits, actions or causes of action arising out of Authority's approval of any designs, site plans, plans, specifications or other matters.

Section 5.04      Building Code
                  -------------

         Lessee shall perform any construction undertaken by it in conformity with all applicable building code standards and requirements for the area in which the construction is located and shall conform with the Code of the National Board of Fire Underwriters covering the location and type of structure proposed to be constructed by Lessee on the Leased Premises. All buildings shall be steel frame, iron clad or better construction. Temporary buildings of a modular or mobile type shall be permitted during the term of this Lease provided they are constructed and secured in accordance with local building codes.

Section 5.05      Permits
                  -------

         Lessee shall obtain and maintain in effect at all times during the term of this Lease all permits, licenses and consents required or necessary for the construction, installation, maintenance, use and operation of the improvements constructed by Lessor and of Lessee's improvements and Lessee's use and occupancy of and operations at the Leased Premises.

Section 5.06      Ownership of Improvements
                  -------------------------

         Subject to the provisions of this lease, all buildings and improvements placed or constructed upon the Leased Premises shall be and remain the property of the Authority, provided, however, Lessee, at the end of the term of this lease shall have the right to remove personal property and trade fixtures, provided same can be removed without damage to the remainder of the improvements on the Leased Premises.

Section 5.07      Signs
                  -----

         Lessee shall not place any signs at or on the Leased Premises, which do not comply with standards contained in the sign ordinances of the cities of Port Aransas, Texas or Aransas Pass, Texas. The Director of Engineering Services of Authority will be provided in advance in writing a description of any sign(s) to be placed at or on the Leased Premises. No signs shall be painted on any building which constitutes a part of the Leased Premises.

Section 5.08      Repair and Maintenance
                  ----------------------

         Lessee shall maintain the Leased Premises at all times during the term of this lease in a good, clean, safe, operable and well-kept condition, and will not commit nor allow to remain on the Leased Premises any waste or damage to any portion of the Leased Premises.

Section 5.09      Laborers and Mechanics
                  ----------------------

         Lessee shall pay for all labor and services performed for materials used by or furnished to any contractor employed by Lessee with respect to the Leased Premises and hold Authority and the Leased Premises harmless and free from any liens, claims, encumbrances or judgments created or suffered by Lessee. If Lessee elects to post a payment or performance bond or is required to post an improvement bond with a public agency in connection with the above, Lessee agrees to include Authority as an additional obligee thereunder.

Section 5.11      Flood Plain
                  -----------

         Lessee acknowledges that it has been advised by Authority that the land is in the FEMA flood plain and that all construction of improvements must conform to the requirements for construction of improvements in a flood plain.

Section 5.12      Relocation
                  ----------

         Authority has the right after the expiration of the first two (2) years of the term of this Lease and upon three hundred sixty-five (365) days written notice by Authority to Lessee of Authority's exercise of Authority's right, to relocate the Leased Premises to the end of the term of this lease by providing an alternative Leased Premises on Harbor Island, Texas. The cost of any improvements required at the alternative Leased Premises and who will construct same will be negotiated between Authority and Lessee in good faith.


                                   ARTICLE VI
                               SECURITY AND TAXES
                               ------------------

         Lessee shall, at its sole cost and expense, provide for security for the Leased Premises and for the servicing of the Leased Premises with water, gas, electricity, telephone, sewage treatment and drainage, and any other utilities or similar services used in or on the Leased Premises. To the extent Authority provides any such services to the Leased Premises or pays the cost for any such services, Lessee shall pay to Authority the cost of such services as rent hereunder upon receiving an invoice therefor, payment to be made pursuant to the terms of said invoice.

         During the term of the lease, Lessee shall pay or cause to be paid as and when the same shall become due, all taxes, fees or charges imposed on its property on, or used in connection with, the Leased Premises. Any of said taxes, fees or charges imposed on its property on, or used in connection with, the Leased Premises that are payable by Lessee for the tax year in which this lease commences, as well as during the year in which this lease terminates, shall be apportioned so that Lessee shall pay its proportionate share of the taxes, fees or charges imposed on its, property on, or used in connection with, the Leased Premises payable for such periods of time. Lessee may pay such taxes, fees or charges imposed on its property on, or used in connection with, the Leased Premises in installments as and when such installments become due. Lessee shall deliver to Authority evidence of payment of all taxes, fees or charges imposed on its property on, or used in connection with, the Leased Premises, which Lessee is obligated to pay hereunder, concurrently with the making of such payment. Lessee shall, within sixty (60) days after payment of any taxes, fees or charges imposed on its property on, or used in connection with, the Leased Premises, deliver to Authority copies of the receipted bills or other evidence reasonably satisfactory to Authority showing such payment.


                                   ARTICLE VII
                                USE BY AUTHORITY
                                ----------------

         Authority reserves to itself and the public the right to use any streets or roadways constructed by Lessee on the Leased Premises. Authority further reserves the right to use as much of the Leased Premises as is necessary to lay mains for gas, water or sewers on the Leased Premises; to place poles and necessary wires and attachments for electricity or for telephone and telegraph lines over and across any part of the Leased Premises; and to lay, or grant easements for the laying of, pipelines for oil, petroleum, petroleum products and any other products over, under and upon same said land; provided, however, that the same shall not interfere with Lessee's buildings, improvements or Lessee's use of the Leased Premises. Authority shall have the right to use third parties for the performance of the rights in this paragraph reserved to Authority.


                                  ARTICLE VIII
                                   SUBLETTING
                                   ----------

Section 8.01      Sublease or Transfer
                  --------------------

         Lessee shall not assign this lease in whole or in part nor any interest therein, nor sublet the Leased Premises or any part thereof or grant any license, concession or other right of occupancy of any portion for the Leased Premises without the prior written consent of Authority, except for those licenses or concessions necessary for Lessee to operate its cruise ship service on the Leased Premises. Lessee will at all times keep Authority informed in writing of the licenses or concessions it grants relative to operation of its cruise ship service and will provide Authority all information relative to such licenses or concessions including but not limited to the names of licensees and concessionaires and the term of such licenses and concessions. Consent of Authority to one or more assignments and subletting shall not operate as a waiver of Authority's rights as to any subsequent assignments and sublettings. If this Lease is assigned, or if any of the Leased Premises, or any part thereof, is sublet, or occupied by anyone other than the Lessee, the Authority may, after default by the Lessee, collect rent from the assignee, subtenant, or occupant and apply the net amount collected, exclusive of costs of collection, attorneys' fees or other costs incurred by Authority, to the rent herein reserved. No such assignment, subletting, occupancy, or collection shall be deemed a waiver of this covenant or shall the acceptance by Authority of such assignee, subtenant or occupant, as tenant, release Lessee from the further performance of the covenants of this Lease.

         Lessee shall not assign this lease in whole or in part nor any interest therein, nor sublet the Leased Premises or any part thereof nor grant any license, concession or other right of occupancy of any portion of the Leased Premises nor permit the transfer of this lease by operation of law or otherwise without the prior written consent of Authority except as provided for in the preceding paragraph of this Section 8.01. Consent of Authority to one or more assignments and subletting shall not operate as a waiver of Authority's rights as to any subsequent assignments and sublettings. If this lease is assigned, or if any of the Leased Premises, or any part thereof, is sublet or occupied by anyone other than the Lessee, the Authority may, after default by the Lessee, collect rent from the assignee, subtenant or occupant and apply the net amount collected, exclusive of costs of collection, attorneys' fees or other costs incurred by Authority, to the rent herein reserved. No such assignment, subletting, occupancy or collection shall be deemed a waiver of this covenant nor shall the acceptance by Authority of such assignee, subtenant or occupant, as tenant release Lessee from the further performance of the covenants in this lease.

Section 8.02      Conditions
                  ----------

         The following conditions shall automatically apply to each sublease, assignment or transfer, without the necessity of same being stated in or referred to in Authority's written consent:

          (a) Lessee shall execute, have acknowledged and deliver to Authority and cause the sublessee, assignee or other transferee ("Transferee") of any portion of Lessee's interest in this lease, the leasehold estate created hereby or the Leased Premises to execute, have acknowledged and deliver to Authority, an instrument in form and substance acceptable to Authority in which (i) the Transferee adopts this lease and assumes and agrees to perform, jointly and severally with Lessee, all of the obligations of Lessee hereunder, as to the space transferred to it, (ii) the Transferee grants Authority an express first and prior contract lien and security interest in its improvements located upon and property brought into the transferred premises to secure its obligations to Authority hereunder, (iii) Lessee subordinates to Authority's statutory lien, contract lien and security interest any liens, security interests or other rights which Lessee may claim with respect to any property of the Transferee,
(iv) Lessee and any guarantor of this lease agrees with Authority that, except as to licenses granted under 8.02 above, if the rent or other consideration due by the Transferee exceeds the rent for the transferred space, then Lessee shall (and any guarantor guarantees that Lessee shall) pay Authority as additional rent hereunder all such excess rent and other consideration immediately upon Lessee's receipt thereof, (v) the Transferee agrees to use and occupy the transferred space solely for the purposes permitted under Article IV and otherwise in strict accordance with this lease, and (vi) Lessee and any guarantor acknowledges and agrees in writing that, not-, withstanding the transfer, Lessee and any guarantor' remains directly and primarily liable for the performance of all the obligations of Lessee hereunder (including, without limitation, the obligation to pay all rent), and Authority shall be permitted to enforce this lease against Lessee, any guarantor or the Transferee, or all of them, without prior demand upon or proceeding in any way against any other persons; and

          (b) Lessee shall deliver to Authority a counterpart of all instruments relative to the sublease, assignment or other transfer executed by all parties to such transaction (except Authority).

Section 8.03      Liens
                  -----

         Lessee shall not, except as provided for in Article X hereof, grant, place or suffer, or permit to be granted, placed or suffered, against all or any part of the Leased Premises or Lessee's leasehold estate created hereby, any lien, security interest, pledge, conditional sale contract, claim, charge or encumbrance (whether constitutional, contractual or otherwise) and if any of the aforesaid does arise or is asserted, Lessee will, promptly upon demand by Authority and at Lessee's expense, cause same to be released.


                                   ARTICLE IX
                                     DEFAULT
                                     -------

Section 9.01      Rights and Remedies of Authority
                  --------------------------------

         If for thirty (30) days after service by mail or otherwise to Lessee by Authority of written notice of a breach by Lessee of any of the covenants contained in this instrument which are to be performed on its part, the Lessee does not or shall neglect or fail to perform any of such covenants, or if any proceedings concerning Lessee or the Leased Premises be had in bankruptcy, reorganization, arrangement or receivership, or if any assignment shall be attempted to be made of this lease for the benefit of creditors, then in any of said cases Authority shall have the rights and remedies that may be provided in law or in equity and the following:

         (a) Without terminating this lease, Authority may terminate Lessee's right of possession of the Leased Premises under this lease by giving Lessee ten
(10) days notice by any of the methods herein provided, and the right of possession shall thereupon immediately cease and come to an end; provided, however, Authority shall not be required to give any such notice prior to the filing of an action of forcible detainer or at common law upon default by Lessor in the payment of rent.

         (b) Additionally, Authority will have the option, but not the obligation, to relet the Leased Premises or any part thereof, without terminating this lease or working a forfeiture of the rent to be paid, and after receiving the rent therefrom apply the same, first to the payment of such expense the Authority may be put to in entering, letting and collecting, including but not limited to the costs of renovating, altering and repairing for a new occupant, and attorneys' and brokers' fees, and then to the payment of the rent payable under this lease and to the fulfillment of Lessee's covenants hereunder. Lessee shall be entitled to any balance remaining after subtracting such costs and debts. Authority may at any time after reletting terminate the lease for the default on account of which it reentered and relet.

         (c) Authority may terminate this lease upon thirty- (30) days written notice to Lessee. In such event, Authority may recover from Lessee on terminating the lease for Lessee's default all damages proximately resulting from the default including accrued rent and including the cost of recovering the Leased Premises and attorneys' fees which sums shall be immediately due and payable to Authority from Lessee, plus an amount equal to the rent and all other indebtedness as would otherwise have been required to be paid by Lessee to Authority or others during the period following the termination of the lease measured from the date of such, termination to the date of expiration of the lease term' discounted to present value, less the then reasonable fair market value of the Lease for such unexpired term.

         Past due rent, or other charges payable hereunder, shall bear interest at the rate set forth in Section 3.04 of Article III above.

Section 9.02      No Waiver
                  ---------

         Any assent, expressed or implied, by the Authority to any breach of any agreement, covenant or obligation herein contained shall operate as such only in the specific instance and shall not be construed as an assent or a wavier to any such agreement, covenant or obligation generally, or of any subsequent breach thereof. The various rights, powers, elections and remedies of the Authority contained in this lease shall be construed as cumulative, and no one of them as exclusive of the other, or exclusive of any rights or priorities allowed by law, and no rights shall be exhausted by being exercised on one or more occasions. The remedies provided herein or at law or equity shall not be mutually exclusive.


                                    ARTICLE X
                           LIEN AND SECURITY INTEREST
                           --------------------------

         In consideration for the mutual benefits arising under this lease, and as security for Lessee's performance of all its obligations under this lease, Lessee hereby grants to Authority a lien and security interest in and on all property of Lessee now or hereafter placed in or upon the Leased Premises, and such property shall be and remain subject to such lien and security interest of Authority for payment of all rent and other sums agreed to be paid by Lessee herein. The provisions of this section shall constitute a security agreement under the Texas Uniform Commercial Code so that Authority shall have and may enforce a security interest on all property of Lessee now or hereafter placed in or on the Leased Premises, including but not limited to all fixtures, machinery, equipment, furnishings and other articles of personal property now or hereafter placed in or upon the Leased Premises by Lessee. An event of default under this lease shall be default under the security agreement. Authority may at its election at any time file a copy of this lease as a financing statement. Authority, as secured party, shall be entitled to all of the rights and remedies afforded to a secured party under the Texas Uniform Commercial Code, which rights and remedies shall be in addition to and cumulative to the Authority's liens and rights provided by law or by the other terms and provisions of this lease. Promptly upon request, and without further consideration, Lessee agrees to execute as debtor such additional financing statement or statements as Authority may now or hereafter reasonably request in order that Authority's security interests may be protected pursuant to the Texas Uniform Commercial Code, which Authority may at its election file in the appropriate records. Anything contained herein to the contrary not withstanding, it is agreed that the -lien and security interest granted herein shall not attach to any documented ship of Lessee.

         Authority-agrees to enter into subordination agreements with Lessee's lenders as to specific debts incurred for the purchase of specific personal property assets of Lessee placed on the Leased Premises.


                                   ARTICLE XI
                                   EXCLUSIVITY
                                   -----------

         Authority agrees that during the primary term of this lease Lessee shall be the only person or entity permitted by Authority to conduct a day cruise operation from any property of the Authority. A day cruise operation is hereby defined as one in which passengers for hire are carried aboard a vessel, which carries gaming equipment on board on a voyage of less than twenty-four
(24) hours duration into the Gulf of Mexico.

         Notwithstanding any of the foregoing to the contrary, this article relative to exclusivity and first refusal shall not in any way have any application to Authority's leasing its property to, or otherwise permitting, persons or entities to conduct cruise ship operations docking at the Inner Harbor of Lessor which do not come within the definition herein of a day cruise operation.

                                   ARTICLE XII
                             INDEMNITY AND INSURANCE
                             -----------------------

Section 12.01     Indemnity
                  ---------

         Lessee hereby releases and discharges Authority from liability for, and assumes the risk of loss or damage to the property of Lessee, and the personal injury or death of any person employed by Lessee, and Lessee expressly agrees to defend, indemnify, reimburse and hold Authority, its agents, servants, employees and Commissioners, harmless from all claims, causes of action, demands, damages, and liabilities of any kind or character, including but not limited to claims, causes of action, demands, damages and liabilities in any matter resulting from, arising out of or caused, in whole or in part, by Lessee's willful misconduct, negligence, gross negligence, deliberate acts, strict liability in tort, breach of warranty, express or implied, or breach of any term or condition of this lease, including that caused by any of the Lessee's agents, contractors, employees, invitees or licensees, activities directly or indirectly related to this lease occurring in, during or after the term of this lease, save and except such damages as may be caused by the sole negligence of the Authority, its agents, contractors, employees, invitees or licensees.

         Except as otherwise expressly limited herein, it is the intent of the parties hereto that all indemnity obligations and liabilities assumed under the terms of this lease be without monetary limit and without regard to the cause or causes thereof (including pre-existing conditions). The indemnity contained in this article applies, without limitation, to any violation of any Applicable Environmental Law in effect during the term of this Lease, including any extensions, and any and all matters arising out of any act, omission, event or circumstance existing or occurring during the term of this lease, including any extensions (including without limitation the presence on the Leased Premises or release from the Leased Premises of hazardous substances or solid waste disposed of or otherwise released prior to the Release Date), regardless of whether the act, omission, event or circumstance constituted a violation of any Applicable Environmental Law at the time of its existence or occurrence. The terms "hazardous substance" and "release" shall have the meanings specified in CERCLA, and the terms "solid waste" and "disposed" shall have the meanings specified in RCRA; provided, in the event either CERCLA or RCRA is amended so as to broaden the meaning of any term defined thereby, such broader meaning shall apply subsequent to the effective date of such amendment and provided further, to the extent that the laws of the State of Texas establish a meaning for "hazardous substance," "release," "solid waste," or "disposal" which is broader than that specified in either CERCLA or RCRA, such broader meaning shall apply.

Section 12.02     Insurance
                  ---------

         Without limiting the indemnity obligations or liabilities of Lessee or its Insurers, provided herein Lessee agrees to carry and maintain at its sole expense insurance of the types and in the minimum amounts as follows:

         1. "All Risks" of direct physical loss including (Flood and Earthquake) insurance on the improvements on the Leased Premises in an amount sufficient to cover 100% of the insurable value of the said improvements, effective as of the commencement of this lease. "Insurable value" shall mean actual replacement value and such value shall be confirmed from time to time (but not more frequently than the dates of renewal of such policy) at the request of Authority, one of the insurers or at the option of Authority by an insurance appraiser.

         2. For all its employees engaged in performing work, U.S. Longshore and Texas workers' compensation, and employer's liability insurance with limits of at least $500,000 per accident, or similar social insurance in accordance with law which may be applicable to said employees.

         3. Commercial General Liability insurance including contractual and liquor liability insurance with policy limits of at least $1,000,000 for injury, death or property damage resulting from each occurrence.

         4. Business Auto Liability insurance coverage covering all owned, non-owned and hired vehicles with policy limits of at least $1,000,000 for injury, death or property damage resulting from each accident.

         5. Charter's Liability insurance including crew and collision coverage with limits of at least $10,000,000, and liability coverage with limits of at least $10,000,000, and pollution liability coverage with limits of at least $5,000,000.

         6. Umbrella liability insurance having limits of not less than $10,000,000 policy limits with respect to injury, death or property damage resulting from each accident or occurrence including liquor liability.

         The minimum insurance protection amounts set forth in clauses, 1, 3, 4, 5 and 6 above shall be increased from time to time upon request by Authority to an amount which is reasonable at the time. Lessee shall deliver to Authority, prior to the commencement date of this lease, certificates of the insurance described in this Article XII, or such other proof of insurance as shall be deemed acceptable by the Authority and shall, at all times during the term of this lease, deliver to Authority upon request true and correct copies of said insurance policies. The policies of such insurance shall (i) (except for workers' compensation insurance) name Authority as an additional insured, (ii) provide that it will not be cancelled or reduced in coverage without thirty (30) days' prior written notice to Authority, (iii) be primary coverage, so that any insurance coverage obtained by Authority shall be in excess thereto. Lessee shall deliver to Authority certificates of renewal at least thirty (30) days prior to the expiration date of each such policy and copies of new policies at least thirty (30) days prior to terminating any such policies. All policies of insurance required to be obtained and maintained by Lessee shall be subject to the approval of Authority as to terms, coverage, deductibles and issuer (with a Best Rating of A IX or greater), which approval shall not be unreasonably withheld. If Lessee neglects or refuses to provide any insurance required herein, or if any insurance is cancelled, Authority may procure such insurance at Lessee's expense.

Section 12.04     Waiver of Subrogation
                  ---------------------

         Authority and Lessee each waive any and every claim which arises or may arise in its favor and against the other party hereto during the term of this Lease or any renewal or extension thereof for any and all loss of, or damage to, any of its property located within or upon, or constituting a part of, the Leased Premises, which loss or damage is covered by valid and collectible property insurance policies, to the extent that such loss or damage is recoverable under said insurance policies. Said mutual waivers shall be in addition to, and not in limitation or derogation of, any other waiver or release contained in this lease with respect to any loss of or damage to property of the parties hereto. Each party agrees to immediately give to each insurance company, which has issued to it policies of fire and extended coverage insurance, written notice of the terms of said mutual waivers, and to have said insurance policies properly endorsed, if necessary, to prevent the invalidation of said insurance coverage by reason of said waivers.

Section 12.05     Shipping Act Limitation
                  -----------------------

         The provisions of this Article XII are subject to applicable limitations imposed by the United States Shipping Act of 1916 and/or the Shipping Act of 1984, as amended.

                                  ARTICLE XIII
                                  CASUALTY LOSS
                                  -------------

Section 13.01     Obligation to Restore
                  ---------------------

         If all or any part of the improvements located on (or constituting a part of) the Leased Premises are destroyed or damaged by any casualty during the term of this lease, Lessee shall promptly commence and thereafter prosecute diligently to completion the restoration of the same to the condition in which the destroyed or damaged portion existed prior to the casualty. Lessee will perform such restoration with at least as good workmanship and quality as the improvements being restored and in compliance with the provisions of Article V hereof. Notwithstanding the foregoing provisions of this paragraph to the contrary, if all of such improvements are wholly destroyed by any casualty or are so damaged or destroyed that, in Authority's good faith judgement reasonably exercised that it would be uneconomic to cause the same to be restored (and Authority shall given written notice of such determination to Lessee within ninety (90) days after the date the casualty occurred), then Lessee shall not be obligated to restore such improvements and this lease shall terminate as of the date of the casualty.

         If a casualty loss affecting the Leased Premises occurs, all insurance proceeds arising from policies maintained by Lessee for the damages arising from such casualty shall be distributed and paid directly to Authority, and Authority shall distribute such insurance proceeds to Lessee to the extent necessary to reimburse Lessee for costs incurred by Lessee in restoring the damaged Leased Premises in satisfaction of this Section 13.01, and any balance of such proceeds remaining after such restoration is complete shall be retained by (and shall be the property of) Authority.

Section 13.02     Notice of Damage
                  ----------------

         Lessee shall immediately notify Authority of any destruction of or damage to the Leased Premises.

                                   ARTICLE XIV
                                  CONDEMNATION
                                  ------------

Section 14.01     Total Taking
                  ------------

         If a total taking of the Leased Premises by condemnation occurs, then this lease shall terminate as of the date the condemning authority takes lawful possession of the Leased Premises and Authority shall be entitled to receive and retain the award for the taking of the Leased Premises.

Section 14.02     Partial Taking
                  --------------

If a partial taking of the Leased Premises by condemnation occurs, (a) this lease shall continue in effect as to the portion of the Leased Premises not taken, and (b) Lessee shall promptly commence and thereafter prosecute diligently to completion the restoration of the remainder of Lessee's improvements located on (or constituting a part of) the Leased Premises to an economically viable unit with at least as good workmanship and quality as existed prior to the taking. In the event of a partial taking of the Leased Premises, Authority shall be entitled to receive and retain the award for the portion of the Leased Premises taken. In addition, upon a partial taking, the annual rental payable during the remainder of the term of this lease (after the condemning authority takes lawful possession of the portion taken) shall be reduced proportionally, giving due regard to the relative value of the portion of the Leased Premises taken as compared to the remainder thereof.

Section 14.03     Notice of Proposed Taking
                  -------------------------

         Lessee and Authority shall immediately notify the other of any proposed taking by condemnation of the Leased Premises.

                                   ARTICLE XV
                                 QUIET ENJOYMENT
                                 ---------------

         Lessee, on paying the rent and all other sums called for herein and performing all of Lessee's other obligations contained herein, shall and may peaceably and quietly have, hold, occupy, use and enjoy the Leased Premises during the term of this lease, subject to the provisions of this lease. Authority agrees to warrant and forever defend Lessee's right to occupancy of the Leased Premises against the claims of any and all persons whomsoever lawfully claiming the same or any part thereof, by, through or under Authority (but not otherwise) subject to the provisions of this lease, all matters of record in Nueces County, Texas, and any unrecorded easements or licenses executed by Authority to the extent the foregoing are validly existing and applicable to the Leased Premises.

                                   ARTICLE XVI
                              ILLEGALITY OF PURPOSE
                              ---------------------

         If at any time during the term of this lease or if during any extension hereof, the purpose described in Section 4. 01 of this lease is declared to be illegal either by an act of the State of Texas or the Congress of the United States, this lease shall terminate and neither party shall have any future obligation under this lease.

                                  ARTICLE XVII
                           COMMENCEMENT DATE OF LEASE
                           --------------------------

         The term of this lease shall commence ten days after the completion of improvements, herein defined as "completion date", which event shall be conclusively determined to have occurred as "completion of improvements".

                                  ARTICLE XVIII
                               GENERAL PROVISIONS
                               ------------------

Section 18.01     Inspection
                  ----------

          Lessee shall permit Authority and Authority's agents, representatives or employees to enter on the Leased Premises or any vessel operated by Lessee at the Leased Premises for the purpose of inspection, to determine whether Lessee is in compliance with the terms of this lease, for purposes of maintaining, repairing or altering the premises, or for the purposes of showing the Leased Premises to prospective lessees, purchasers, mortgagees or beneficiaries under deeds of trust.

          In an emergency, Authority, its agents, servants and employees may use any means to open any gate or door into or in the Leased Premises without any liability therefor. Entry into the Leased Premises by Authority for any purpose permitted herein shall not constitute a trespass or an eviction (constructive or otherwise), or entitle Lessee to any abatement or reduction of rent, or constitute grounds for any claim (and Lessee hereby waives any claim) for damages for any injury to or interference with Lessee's business, for loss of occupancy or quiet enjoyment or for consequential damages.

Section 18.02     No Partnership
                  --------------

         The relationship between Authority and Lessee at all times shall remain solely that of landlord and tenant and not be deemed a partnership or joint venture.

Section 18.03     No Waiver
                  ---------

         No waiver by Authority of any default or breach of any covenant, condition or stipulation herein contained shall be treated as a waiver of any subsequent default or breach of the same or any other covenant, condition or stipulation hereof.

                                  ARTICLE XVIV
                                  MISCELLANEOUS
                                  -------------

Section 19.01     Payents and Notices
                  -------------------

         All payments, notices, demands or request from Lessee to Authority shall be given to Authority, Attention: Executive Director, P.O. Box 1541, Corpus Christi, Texas, 78403, or at such other address as Authority shall request in writing. All payments, notices, demands or requests from Authority to Lessee shall be given to Lessee, at 3753 Howard Hughes Parkway, Ste. 200, Las Vegas, Nevada 89109 or at such other address as Lessee shall request in writing.

Section 19.02     Parties Bound
                  -------------

         This agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, legal representatives, successors and assigns where assignment is permitted by this agreement.

Section 19.03     Applicable Law
                  --------------

         This agreement shall be construed under and in accordance with the laws of the State of Texas and when applicable the Shipping Act of 1916 and the Shipping Act of 1984, and all obligations of the parties created hereunder are performable in Nueces County, Texas.

Section 19.04     Legal Construction
                  ------------------

         In case any one or more of the provisions contained in this agreement shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision thereof and this agreement shall be construed as if such invalid, illegal or unenforceable provisions had never been contained herein.

Section 19.05     Time of Essence
                  ---------------

         Time is of the essence with respect to each date or time specified in this Lease by which an event is to occur.

Section 19.06     Amendment
                  ---------

         No amendment, modification or alteration of the terms hereof shall be binding unless the same be in writing, dated subsequent to the date hereof and duly executed by the parties hereto.

Section 19.07     Rights and Remedies Cumulative
                  ------------------------------

         The rights and remedies provided by this lease agreement are cumulative, and the use of any one right or remedy by either party shall not preclude or waive its right to use any or all other remedies. Said rights and remedies are given in addition to any other rights the parties may have by law, statute, ordinance or otherwise.

Section 19.08     Attorneys' Fees
                  ---------------

          In the event Authority or Lessee breaches any of the terms of this agreement and the party not in default employs attorneys to protect or enforce its rights hereunder and prevails, then the defaulting party agrees to, pay the reasonable attorneys' fees incurred by the prevailing party.

Section 19.09     Captions
                  --------

          All captions in this lease are for reference and convenience only and shall not modify or affect the provisions of this lease in any manner.

Section 19.10     Public Disclosure
                  -----------------

         Authority is a governmental authority subject to the requirements of the Texas Open Meetings Act and the Texas Open Records Act (Tex. Rev. Civ. Stat. Ann. arts. 6252-17 and 17a, Vernon 1987), and as such Authority is required to disclose to the public (upon request) this lease and certain other information and documents relating to the consummation of the transactions contemplated hereby. In this regard, Lessee agrees that the disclosure of this lease or any other information or materials related to the consummation of the transactions contemplated hereby to the public by Authority as required by the Texas Open Meetings Act, Texas Open Records Act or any other law will not expose Authority (or any party acting by, through or under Authority) to any claim, liability or action by Lessee.

Section 19.11     Severability
                  ------------

         This lease is intended to be performed in accordance with and only to the extent permitted by all statutes and laws. If any provision of this lease or the application thereof to any person or circumstance shall, for any reason and to any extent be invalid or unenforceable, but the extent of the invalidity or unenforceability does not destroy the basis of the bargain between the parties as contained herein, the remainder of this lease and the application of such provision to other persons or circumstances shall not be affected thereby, but rather shall be enforced to the greatest extent permitted by law.

Section 19.12     Brokers
                  -------

         Lessee hereby warrants and represents unto Authority that it has not incurred or authorized any brokerage commission, finder's fees or similar payments in connection with this lease, and agrees to defend, indemnify and hold Authority harmless from and against any claim for brokerage commission, finder's fees or similar payment arising by virtue of authorization by, through or under Lessee in connection with this lease.

Section 19.13     Authority
                  ---------

         The person executing this lease on behalf of the Lessee personally warrants and represents unto Authority that (a) (if applicable) Lessee is a duly organized and existing legal entity, in good standing in the State of Texas, (b) Lessee has full right and authority to execute, deliver and perform this lease,
(c) the person executing this lease on behalf of Lessee was authorized to do so, and (d) upon request of Authority, such person will deliver to Authority satisfactory evidence of his or her authority to execute this lease on behalf of Lessee.

Section 19.14     Recording
                  ---------

         Neither this lease (including any exhibit hereto) nor any memorandum shall be recorded without the prior written consent of Authority.

Section 19.15     Interpretation
                  --------------

         Both Authority and Lessee and their respective legal counsel have reviewed and have participated in the preparation of this lease. Accordingly, no presumption will apply in favor of either Authority or Lessee in the-interpretation of this lease or in the resolution of the ambiguity of any provision hereof.

Section 19.16     Entire Agreement
                  ----------------

         This agreement constitutes the sole and only agreement of the parties hereto and supersedes any prior understandings or written or oral agreements between the parties respecting the within subject matter.

         IN TESTIMONY WHEREOF, this lease is executed in two duplicate originals, either of which shall be deemed to be an original, at Corpus Christi, Texas, on the date first above mentioned.

                                            PORT OF CORPUS CHRISTI AUTHORITY
                                               OF NUECES COUNTY, TEXAS


                                            By: /s/ John P. LaRue
                                               ---------------------------------
                                               John P. LaRue
                                               Executive Director


                                            "Authority"




                                            CORPUS CHRISTI DAY CRUISE, L.L.C.


                                            By: /s/ Martin R. Gross
                                                --------------------------------
                                                     Martin R. Gross, President
                                                     of Viva Gaming & Resorts,
                                                     Inc., as Manager


                                            "Lessee"

STATE OF TEXAS      ss.
                    ss.
COUNTY OF NUECES    ss.

         This instrument was acknowledged before me on the 3rd day of April, 2000, by John P. LaRue, as Executive Director of the Port of Corpus Christi Authority of Nueces County, Texas.


                        /s/ Sherry L. Tower
                        --------------------------------
                        Notary Public, State of Texas
SEAL
                        Typed or Printed Name: Sherry L. Tower
                                               ------------------------------
                        My commission expires: 6/23/03
                                               ------------------------------



STATE OF TEXAS       ss.
                     ss.
COUNTY OF NUECES     ss.

         This instrument was acknowledged before me on the 28th day of March, 2000, by Martin R. Gross, President of Corpus Christi Day Cruise, L.L.C.



                     /s/ Patricia A. Quinn
                     ---------------------------------------------------------
                     Notary Public, State of
SEAL
                     Typed or Printed Name: Patricia A. Quinn
                                            ----------------------------------

                     My commission expires: July 17, 2000
                                            ----------------------------------